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                                                                    Exhibit 10.3



                      ADVANCED MANUFACTURING RESEARCH, INC.

                             1996 STOCK OPTION PLAN

     1.   PURPOSE OF THE PLAN.

     This stock option plan (the "Plan") is intended to encourage ownership of the stock of Advanced Manufacturing Research, Inc. (the "Company") by employees and advisors of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

     2.   STOCK SUBJECT TO THE PLAN.

     (a) The total number of shares of the authorized but unissued or Treasury shares of the voting and non-voting common stock, $.0.01 par value per share, of the Company (collectively the "Common Stock") for which options may be granted under the Plan shall not exceed 480,000 shares of voting Common Stock and no shares of non-voting Common Stock, subject to adjustment as provided in Section 12 hereof.

     (b) If an option granted hereunder shall expire or terminate for any reason without having vested fully or having been exercised in full, the unvested and/or unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

     (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

     3.   ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors, each of whom is a "non-employee director" as defined from time to time in Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

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The selection of persons for participation in the Plan and all decisions concerning the timing, pricing and amount of any grant or award under the Plan shall be made solely by the Committee. The Board of Directors may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

     4.   TYPE OF OPTIONS.

     Options granted pursuant to the Plan shall be authorized by action of the Committee and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Committee. Options granted under the Plan may be for voting and/or non- voting shares of Common Stock, the designation to be in the sole discretion of the




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Committee. The Plan shall be administered by the Committee in such manner as to permit options to qualify as incentive stock options under the Code.

     5.   ELIGIBILITY.

     Options designated as incentive stock options shall be granted only to key employees (including officers and directors who are also employees) of the Company and any of its subsidiaries. Options designated as non-qualified options may be granted to officers, key employees, consultants, directors and advisors of the Company or of any of its subsidiaries. "Subsidiary" or "subsidiaries" shall be as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations").

     The Committee shall, from time to time, in its sole discretion, select from such eligible individuals those to whom options shall be granted and shall determine the number of shares to be subject to each option. In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be granted to any individual, the Committee in its sole discretion shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

         No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section


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424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 7 hereof shall apply.

     The maximum number of shares of the Company's Common Stock with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 250,000 shares, taking into account shares granted during such taxable year under options that are terminated or repriced.

     6.   OPTION AGREEMENT.

     Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Committee. More than one option may be granted to an individual.

     7.   OPTION PRICE.

     The option price or prices of shares of the Company's Common Stock for options designated as non-qualified stock options shall be determined by the Committee, but in no event shall the option price of a non-qualified stock option be less than 50% of the fair market value of such Common Stock at the time the option is granted, as determined by the Committee. The option price or prices of shares of the Company's Common Stock for incentive stock options shall be the fair market value of such Common Stock at the time the option is granted as determined by the Committee in accordance with the Regulations promulgated under Section 422 of the Code. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such


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exchange on the business day immediately preceding the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations
Section 25.2512-2. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in the National Association of Securities Dealers Automated Quotation National Market ("NASDAQ/NM") for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in NASDAQ/NM, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations
Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

     8.   MANNER OF PAYMENT; MANNER OF EXERCISE.

     (a) Options granted under the Plan may provide for the payment of the exercise price, as determined by the Committee and set forth in the Option Agreement, by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of


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shares of Common Stock of the Company owned by such optionee may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee, or (iv) payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Committee in accordance with
Section 7 hereof. To facilitate clause (iv) above, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The date of exercise shall be the date of delivery of such exercise notice.

     (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after 9:00 a.m. but not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option. Upon exercise of the option and payment as provided above, the optionee shall become a stockholder of the Company as to the Shares acquired upon such exercise.

     9.   EXERCISE OF OPTIONS.

     Each option granted under the Plan shall, subject to Section 10(b) and
Section 12 hereof, be exercisable with reference to the Vesting Reference Date (the date selected by the Committee)


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as follows: prior to the First Anniversary Date of the Vesting Reference Date
(the "First Anniversary Date") -- zero percent (0%); on the First Anniversary Date -- twenty-five percent (25%). Thereafter, additional shares shall vest on a monthly basis, in arrears, as follows: at the end of each month after the First Anniversary Date, an additional 2.0833% of the shares will vest such that by the Fourth Anniversary Date of the Vesting Reference Date all shares shall vest, provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant. The end of a month shall for purposes hereof be the same day of the month as the day of the month on which falls the First Anniversary Date, or if not one in a particular month, the last day of such month. Notwithstanding any other provisions of this section, in the event of a Change of Control (as hereinafter defined) of the Company, each optionee will automatically receive accelerated vesting such that fifty percent (50%) of such optionee's remaining unvested Shares shall be vested upon such Change of Control. In addition, the optionee's then remaining unvested Shares shall continue to vest at a monthly rate of 2.0833% of the Shares originally subject to the option granted. For purposes of this Plan, a "Change of Control" shall be deemed to have occurred if any of the following conditions have occurred: (1) the merger or consolidation of the Company with another entity where the Company is not the surviving entity and where after the merger or consolidation (i) its stockholders prior to the merger or consolidation hold less than 50% of the voting stock of the surviving entity and (ii) its Directors prior to the merger or consolidation are less than a majority of the Board of the surviving entity; (2) the sale of all or substantially all of the Company's assets to a third party and subsequent to the transaction (i) its stockholders hold less than 50% of the stock of said third party and (ii) its Directors are less than a majority of the Board of said third party; or (3) a transaction or series of related transactions, including a merger of the Company with another entity where the Company is the surviving entity, whereby (i) 50% or more of the voting stock of the Company after the transaction(s) is owned actually or


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beneficially by parties who held less than thirty percent (30%) of the voting stock, actually or beneficially, prior to the transaction(s) and (ii) its Board of Directors after the transaction(s) or within 60 days thereof, is comprised of less than a majority of the Directors serving prior to the transaction(s).

     To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than fifty (50) full shares of Common Stock.

     Notwithstanding any other provisions of this Plan, an optionee may, at any time after the date of grant, exercise all of the Options granted hereunder, whether vested or unvested; provided that such optionee enters into a Stock Repurchase Agreement and any other documentation requested by the Company providing for the repurchase by the Company of unvested Shares at the original option exercise price upon the termination of the optionee's employment with the Company, all as is more fully set forth in said Stock Repurchase Agreement.

     If the optionee becomes obligated to sell any Shares to the Company under the preceding paragraph and fails to deliver such Shares in accordance with the terms thereof, the Company may, at its option, in addition to all other remedies it may have, send to the optionee the purchase price for such Shares as is herein specified. Thereupon, the Company, upon written notice to the optionee, shall cancel on its books the certificate or certificates representing the Shares to be sold, and thereupon all of the optionee rights in and to such Shares shall terminate.

     10.  TERM OF OPTIONS; EXERCISABILITY.

     (a)  TERM.

          (1) Each option shall expire not more than ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.


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          (2) Except as otherwise provided in this Section 10, an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries for any reason shall terminate thirty (30) days after the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

          (3) If such termination of employment is because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code) or in the event of the death of any optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

          (4) Notwithstanding subparagraphs (2) and (3) above, the Committee shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate.

     (b)  EXERCISABILITY.

     An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

     11.  OPTIONS NOT TRANSFERABLE.

     The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, other than by will or the laws of descent and distribution, including without limitation


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any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable.

     12.  RECAPITALIZATIONS, REORGANIZATIONS AND THE LIKE.

     (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

     (b) In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any Change of Control of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change of Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such Change of Control, less the option price therefor. Upon receipt of consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have



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received if the option had been exercised shall be determined in good faith by the Committee, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 7 hereof. The Committee shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such Change of Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options.

     (c) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     13.  NO SPECIAL EMPLOYMENT RIGHTS.

     Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary thereof) or interfere in any way with the right of the Company (or any subsidiary thereof), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

     14.  WITHHOLDING.

     The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income, excise, employment and any other tax withholding requirements.


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     15.  RESTRICTIONS ON ISSUE OF SHARES.

     (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

          (1) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

          (2) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

     16.  PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION.

     Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the



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option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     17.  LOANS.

     The Company may not make loans to optionees to permit them to exercise options.

     18.  MODIFICATION OF OUTSTANDING OPTIONS.

     The Committee may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

     19.  APPROVAL OF STOCKHOLDERS.


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     The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting, or by written consent of the stockholders as provided for under applicable state law, within twelve
(12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board of Directors upon such approval. The Committee may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

     20.  TERMINATION AND AMENDMENT.

     Unless sooner terminated as herein provided, the Plan shall terminate ten
(10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 20, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 19, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section 16 of the Securities Exchange Act of 1934. The Committee may terminate, amend or modify any outstanding option without the consent of the option holder, provided, however, that, except as provided in
Section 12, without the consent of the optionee, the Committee shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

     21.  COMPLIANCE WITH RULE 16b-3.


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     It is intended that the provisions of the Plan and any option granted hereunder to a person subject to the reporting requirements of Section 16(a) of the Act shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), or any successor provisions. Any agreement granting options shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Act.

     22.  RESERVATION OF STOCK.

     The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

     23.  LIMITATION OF RIGHTS IN THE OPTION SHARES.

     An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

     24.  NOTICES.

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.

APPROVED BY THE BOARD:

APPROVED BY STOCKHOLDERS:


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